Filed this 13th day of November, 1980. Commonwealth of Pennsylvania Department of State.

           ARTICLES OF INCORPORATION--DOMESTIC BUSINESS CORPORATION
           ----------------------------------------------------------

     In compliance with the requirements of section 204 of the Business Corporation Law, act of May 5, 1933 (P.L. 364) (15 P.S. (S)1204) the undersigned, desiring to be incorporated as a business corporation, hereby certifies (certify) that:

1.  The name of the corporation is:

    Biosonics, Inc.

2. The location and post office address of the initial registered office of the corporation in this Commonwealth is:

    810 Lombard Street
    Philadelphia, Pennsylvania 19147

3. The corporation is incorporated under the Business Corporation Law of the Commonwealth of Pennsylvania for the following purpose or purposes:

                To have unlimited power to engage in and to do any lawful act concerning any or all lawful business for which corporations may be incorporated under the Business Corporation Law.

4.  The term for which the corporation is to exist is:  perpetual

5. The aggregate number of shares which the corporation shall have authority to issue is:

    250,000,000 shares of Common Stock, par value .0001 per share.

    The Shareholders shall not cumulate their shares in voting for the election of Directors.

6. The name(s) and post office address(es) of each incorporator(s) and the number and class of shares subscribed by such incorporation(s) is (are):

        NAME                  ADDRESS            NUMBER AND CLASS OF SHARES

     Dorothy J. Cutter   12th Fl. Packard Bldg.         -1- Common
                         15th & Chestnut Sts.
                         Phila., Pa.  19102

    IN TESTIMONY WHEREOF, the incorporator(s) has (have) signed and sealed these Articles of Incorporation this 12th day of November, 1980.

                              /s/ Dorothy J. Cutter

Filed this 11th day of June, 1981. Commonwealth of Pennsylvania Department of State.

Articles of
Amendment -
Domestic Business Corporation


     In compliance with the requirements of Section 806 of the Business Corporation Law, act of May 5, 1933 (P.L. 364) (15 P.S. (S)1806), the undersigned corporation, desiring to amend its Articles, does hereby certify that:

1.   The name of the corporation is:

     Biosonics, Inc.

2. The location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement
     to conform to the records of the Department):    810 Lombard Street,
     Philadelphia, Pennsylvania 19107

3. The statute by or under which it was incorporated is: Business Corporation Law approved May 5, 1933, P.L. 364, as amended.

4.   The date of its incorporation is: November 13, 1980.

5.   (Check, and if appropriate, complete one of the following):

     [X]       The meeting of the shareholders of the corporation at which the amendment was adopted was held at the time and place and pursuant to the kind and period of notice herein stated.

     Time:     The 1st day of June, 1981.
     Place:    Twelfth Floor Packard Building, Philadelphia, PA 19102
     Kind and period of notice: Written notice mailed May 7, 1981.

     [ ]       The amendment was adopted by a consent in writing, setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.

6.   At the time of the action of shareholders:

     a.   The total number of shares outstanding was: 154,800,000

     b.   The number of shares entitled to vote was: 154,800,000

7.   In the action taken by the shareholders:

     a.   The number of shares voted in favor of the amendment was: 142,700,000

     b.   The number of shares voted against the amendment was: None

8. The amendment adopted by the shareholders, set forth in full, is as follows:

     Paragraph 5 of the Articles of Incorporation is hereby amended and restated in its entirety as follows:

     5(a). The aggregate number of shares which the corporation shall have authority to issue is: 250,000,000 shares of Common Stock (without cumulative voting rights), par value $.0001 per share, and 10,000,000 shares of Preferred Stock par value $1.00 per share.

     5(b). The Board of Directors may issue in one or more series, up to 10,000,000 shares of Preferred Stock, $1.00 par value per share, with full, limited, multiple or fractional, or no voting rights, and such designations, preferences, qualifications, privileges, limitations, options, conversion rights and other special rights, as shall be fixed from time to time by resolution of the Board of Directors.

     IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 1st day of June, 1981.

                                                     BIOSONICS, INC.
                                           ----------------------------------
                                                  (Name of Corporation)

Attest:



  /s/ DONALD WHITNEY, SECRETARY                     /s/ Jack Paller, President
---------------------------------

Filed March 21, 1989.  Commonwealth of Pennsylvania Department of State.

                          COMMONWEALTH OF PENNSYLVANIA
                              DEPARTMENT OF STATE
                               CORPORATION BUREAU

Statement Affecting Class of Series of Shares -- Domestic Business Corporation


     In compliance with the requirements of section 602 of the Business Corporation Law, act of May 5, 1933 (P.L. 364) (15 P.S. (S)1602), the undersigned corporation, desiring to state the voting rights, designations, preferences, qualifications, privileges, limitations, options, conversion rights, and other special rights, if any, of a class or series of a class of its shares, hereby certifies that:

9.   The name of the corporation is: Biosonics, Inc.

10.  (Check and complete one of the following):

     [ ]     The resolution establishing and designating the class or series of shares and fixing and determining the relative rights and preferences thereof set forth in full, is as follows:

     [X]     The resolution establishing and designating the class or series of shares and fixing and determining the relative rights and preferences thereof is set forth in full in Exhibit A attached hereto and made a part hereof.

11. The aggregate number of shares of such class or series established and designated by (a) such resolution, (b) all prior statements, if any, filed under the Business Corporation Law with respect thereto, and (c) any other provision of the Articles is 1,000 shares.

12.  (Check and complete one of the following):

     [ ]     The resolution was adopted by the Board of Directors of the corporation at a duly called meeting held on the _________________ day of ___________________, 19__.

     [X]     The resolution was adopted by a consent or consents in writing dated as of the 16th day of December, 1988, signed by all of the Directors of the corporation and filed with the Secretary of the corporation.

     IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 20th day of March, 1989.

                                                 BIOSONICS, INC.
                                         ------------------------------
                                              (Name of Corporation)
Attest:

/s/Sarah Paller, Assistant Secretary        By: /s/Jack Paller, Chairman

                                   EXHIBIT A

                  RESOLUTION ESTABLISHING AND DESIGNATING THE
             PREFERRED STOCK - SERIES A AND FIXING AND DETERMINING
                  THE RELATIVE RIGHTS AND PREFERENCES THEREOF


     RESOLVED, that pursuant to the authority expressly vested in the Board of Directors by the Corporation's Articles of Incorporation, there is hereby established a series of One Thousand (1,000) shares of preferred stock of the Corporation, par value One Dollar ($1.00) per share, to be known as "Preferred Stock - Series A." The rights, designations, preferences, qualifications, privileges, limitations and conversion rights thereof are as follows:

13.  Designation and Amount.  There shall be an initial series of the
     ----------------------
Corporation's class of Preferred Stock, par value One Dollar ($1.00) per share, which shall consist of One Thousand (1,000) shares and shall be designated as "Preferred Stock - Series A" (hereinafter the "Preferred Stock").

14.  Terms Applicable to Preferred Stock.
     -----------------------------------

     i.        Voting Rights.  Except as otherwise expressly provided herein or
               -------------
          as required by law, holders of Preferred Stock shall have the right to vote on all matters as to which holders of Common Stock have a right to vote, and such voting rights shall be exercised on an as-converted basis (i.e., as though the Preferred Stock had been converted and such
                 ----
          holders held the Common Stock issuable upon such conversion). Holders of Preferred Stock shall have no right to vote as a class except as required by law.

     ii.       Conversion Rights.
               -----------------

          2.1  Description and Conversion Procedure.  Each share of the
               ------------------------------------
Preferred Stock shall be convertible into One Thousand Two Hundred Fifty (1,250) shares of the Common Stock ("Conversion Shares") of the Corporation as hereinafter set forth (an aggregate of One Million Two Hundred Fifty Thousand (1,250,000) shares), subject to the provisions of Section 3 by which the Preferred Stock may be converted into a larger or smaller number of Conversion Shares upon the occurrence of certain events described therein.

          2.2  Conversion Procedure.  Each certificate representing Preferred
               --------------------
Stock may be converted in whole or in part. The certificate representing the Preferred Stock to be converted shall be endorsed to reflect the conversion of all or such portion thereof as the holder determines to convert and surrender to the Corporation at its principal offices. If the Conversion Shares are not to be issued in the name of the holder to whom the Preferred Stock is registered, such holder shall also state the name of the person to whom the certificate for the Conversion Shares is to be issued, and if the Conversion Shares to be issued shall not be all the Conversion Shares into which the Preferred Stock may be converted, the name of the person to whom shall be issued a new certificate evidencing the balance of the Preferred Stock.

          2.3  Conversion Period.  Except as herein expressly provided
               -----------------
otherwise, any holder of Preferred Stock may exercise the conversion rights of all or any portion of the Preferred Stock held by such holder at any time or from time tot time after the date of issuance and prior to the redemption of such shares of Preferred Stock.

          2.4  Authorization and Issuance.  The Corporation covenants and agrees
               --------------------------
that:

               (a) The Conversion Shares shall be deemed to have been issued to the person exercising such conversion privilege upon the date of surrender (the "Conversation Date") of the certificates representing the Preferred Stock to be converted in accordance with this Section 2, and the person exercising such conversion privilege shall be deemed for all purposes to have become the record holder of such Conversion Shares at the Conversion Date, unless pursuant to
Section 2.2 a different person is specified.

               (b) All Conversion Shares will, upon issuance, be fully paid and non-assessable.

     3.   Anti-Dilution.
          -------------

          3.1  Subdivision or Combination of Stock.  In case the Corporation
               -----------------------------------
shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the number of Conversion Shares into which the Preferred Stock is converted immediately prior to such subdivision shall be proportionately increased, and, in case the outstanding shares of Common Stock of the Corporation shall be combined into a smaller number of shares, the number of Conversion Shares into which the Preferred Stock is converted immediately prior to such combination shall be proportionately reduced.

          3.2  Reorganization, Reclassification, Consolidation or Merger.  If
               ---------------------------------------------------------
there should occur any capital reorganization or reclassification of the capital stock of the Corporation, or consolidation or merger of the Corporation with another corporation, then, as a condition of such reorganization, reclassification, consolidation or merger, lawful and adequate provision shall be made whereby the holders of the Preferred Stock shall thereafter have the right to acquire and receive, upon conversion of the Preferred Stock such shares of stock, securities or assets as would have been issuable or payable (as part of the reorganization, reclassification, consolidation or merger) with respect to or in exchange for such number of outstanding shares of the Corporation's Common Stock as would have been received upon conversion of the Preferred Stock immediately before such reorganization, reclassification, consolidation or merger. In any such case appropriate provision shall be made with respect to the rights and interests of the holders of the Preferred Stock to the end that the provisions hereof (including without limitation provisions for adjustments of the number of Conversion Shares acquirable and receivable upon the conversion of the Preferred Stock) shall thereafter be applicable as nearly as possible in relation to any shares of stock, securities or assets thereafter deliverable upon the conversion of the Preferred Stock.

     4.   Redemption.
          ----------

          4.1  Redemptions.  At any time on or after January 1, 1991, the
               -----------
Corporation, by resolution of its Board of Directors, may redeem ("Redemption") at a price per share equal to One Hundred Thirty Dollars ($130) per share (the "Redemption Price") the whole or any part of the Preferred Stock which holders of Preferred Stock and/or their predecessors in interest theretofore had the right to convert in accordance with Section 2 but which such holders and/or their predecessors in interest have not converted.

          4.2  Redemption Notice.  At least fifteen (15) days prior to the date
               -----------------
of Redemption (the "Redemption Date"), the Corporation shall mail, by certified or registered mail, return receipt requested, to each record holder of any Preferred stock at the address shown on the corporation's records, a written notice ("Redemption Notice"), stating: (i) the number of shares of Preferred Stock held of record by such holder which the Corporation proposes to redeem;
(ii) the Redemption Date; and (iii) the place at which the shares to be redeemed may be surrendered in exchange for the Redemption Price for such shares if other than the Corporations' principal office. Upon the mailing of a Redemption Notice with respect to any Redemption which the Corporation may choose to make, the Corporation shall become obligated to redeem the Preferred Stock specified in the Redemption Notice on the date specified as the Redemption Date. Except as set forth in the preceding sentence, the holders of the Preferred Stock shall not be entitled to compel the redemption of the Preferred Stock.

          4.3  Right to Convert Upon Notice of Redemption.  Upon receiving a
               ------------------------------------------
Redemption Notice with respect to any shares of Preferred Stock, the holder of such shares shall be entitled to exercise the conversion rights of such shares provided for in Section 2 prior to the Redemption Date.

          4.4  Surrender of Certificates.  Each holder of Preferred Stock shall
               -------------------------
be entitled to receive on or at any time after any Redemption Date the full Redemption Price for each share of Preferred Stock held by such holder which the Corporation shall be obligated to redeem on such Redemption Date upon surrender by such holder at the Corporation's principal office of the certificate representing such shares duly endorsed in blank or accompanied by an appropriate for of assignment duly endorsed in blank. After the payment of the full Redemption Price, as applicable, by the Corporation, all rights of the holder of such Preferred Stock shall (whether or not the certificate representing such Preferred Stock shall have been surrendered for cancellation) cease and terminate with respect to such Preferred Stock.

          4.5  Redeemed Preferred Stock to be Canceled.  The Corporation shall
               ---------------------------------------
cancel each share of Preferred Stock which it shall redeem or for any other reason acquire, and no share of Preferred Stock which shall have been redeemed or otherwise acquired by the Corporation shallthereafter be reissued, sold or transferred by the Corporation to any person.

     5.   Liquidation.
          -----------

          5.1  Rights of Holders of Preferred Stock.  In the event of any
               ------------------------------------
voluntary or involuntary liquidation (whether complete or partial), dissolution or winding up of the operation, the holders of the Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders an amount in cash equal to One Hundred Dollars

($100.00) per share. No distribution shall be made on the Common Stock by reason of any voluntary or involuntary liquidation (whether complete or partial), dissolution or winding up of the Corporation unless each holder of any Preferred Stock shall have received all amounts to which such holder shall be entitled under this Section 5.1.

          5.2  Payments After Initial Distribution.  Should any amounts be
               -----------------------------------
available for distribution after the payment to the holders of the Preferred Stock required by Section 5.1, none of such additional amounts shall be paid to the holders of the Preferred Stock.

          5.3  Allocation of Liquidation Payments Among Holders of Preferred
               -------------------------------------------------------------
Stock.  If upon any dissolution, liquidation (whether complete or partial), or
-----
winding up of the Corporation, the assets of the Corporation available for distribution to holders of Preferred Stock (the "Total Amount Available") shall be insufficient to pay the holders of outstanding Preferred Stock the full amounts to which they shall he entitled under Section 5.1, each holder of Preferred Stock shall be entitled to receive an amount equal to the product derived by multiplying the Total Amount Available by a fraction the numerator of which shall be the number of such holder's shares of Preferred Stock and the denominator of which shall be the total number of shares of Preferred Stock then outstanding.

     6.   Dividends on Preferred Stock.  The holders of the Preferred Stock
          ----------------------------
shall not be entitled to receive any dividends.

     7.   General Provisions.
          ------------------

          7.1  Amendment and Waiver.  No change in the terms of the Preferred
               --------------------
Stock shall be binding or effective unless such change shall have been approved in writing by the holders of at least two-thirds (2/3) of the shares of Preferred Stock then outstanding.

          7.2  Replacement of Lost Certificates. Upon receipt by the Corporation
               --------------------------------
in a form reasonably satisfactory to it of (i) an indemnification by the holder and (ii) evidence of the ownership of and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of Preferred Stock, the Corporation at its expense will execute and deliver in lieu of such certificate, a new certificate of like kind, representing the number of shares of Preferred Stock which shall have been represented by such lost, stolen, destroyed, or mutilated certificate.

          7.3  Replacement Certificates in Case of Redemption or Conversion.  If
               ------------------------------------------------------------
any certificates representing Preferred Stock surrendered pursuant to a Redemption or for the purpose of exercising conversion rights represent more shares than actually redeemed or converted, then within 30 days to surrender, the Corporation will, at its expense execute and deliver a new certificate or certificates of like kind for those shares of Preferred Stock represented by the surrendered certificate but not intended to be converted or redeemed, provided, however, that the Corporation may pay cash based on the Redemption or Conversion Price, as applicable in lieu of any fractional shares of Preferred Stock represented by such surrendered certificates but not intended to be converted or redeemed.

Filed September 7, 1989.  Commonwealth of Pennsylvania Department of State.

STATEMENT AFFECTING CLASS OR SERIES OF SHARES --
DOMESTIC BUSINESS CORPORATION
-----------------------------

     In compliance with the requirements of section 602 of the Business Corporation Law, act of May 5, 1933 (P. L. 364) (15 P.S. (S) 1602), the undersigned corporation, desiring to state the voting rights, designations, preferences, qualifications, privileges, limitations, options, conversion rights, and other special rights, if any, of a class or series of a class of its shares, hereby certifies that:

1.   The name of the corporation is:

     Biosonics, Inc.

2.   (Check and complete one of the following):

     [ ] The resolution establishing and designating the class or series of shares and fixing and determining the relative rights and preferences thereof set forth in full, is as follows:

     [X] The resolution establishing and designating the class or series of shares and fixing and determining the relative rights and preferences thereof is set forth in full in Exhibit A attached hereto and made a part hereof.

3. The aggregate number of shares of such class or series established and designated by (a) such resolution, (b) all prior statements, if any, filed under the Business Corporation Law with respect thereto, and (c) any other provision of the Articles is 10,000 shares.

4.   (Check and complete one of the following):

     [X] The resolution was adopted by the Board of Directors of the corporation at a duly called meeting held on the 6th day of September, 1989.

     [ ]  The resolution was adopted by a consent or consents in writing dated
the      day of            , 19  , signed by all of the Directors of the
corporation and filed with the Secretary of the corporation.

     IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 6th day of September, 1989.

                                   BIOSONICS, INC.

                             By:   /s/Jack Paller,
                                   Chairman

Attest:

/s/Sarah Paller

    Assistant Secretary
--------------------------------

                                   EXHIBIT A



          RESOLVED, that the Series of Preferred Stock of the Corporation known as "Preferred Stock-Series B," established by resolution of the Board of Directors adopted June 27, 1989 is hereby increased from Two Thousand (2,000) to Ten Thousand (10,000) shares.

                    Resolution of the Board of Directors of
                     Biosonics, Inc. adopted June 27, 1989


                  RESOLUTION ESTABLISHING AND DESIGNATING THE
             PREFERRED STOCK - SERIES B AND FIXING AND DETERMINING
                  THE RELATIVE RIGHTS AND PREFERENCES THEREOF

     RESOLVED, that pursuant to the authority expressly vested in the Board of Directors by the Corporation's Articles of Incorporation, there is hereby established a series of Two Thousand (2,000) shares of preferred stock of the Corporation, par value One Dollar ($1.00) per share, to be known as "Preferred Stock - Series B." The rights, designations, preferences, qualifications, privileges, limitations and conversion rights thereof are as follows:

     I.   Designation and Amount.  There shall be a series of the Corporation's
          ----------------------
class of Preferred Stock par value One Dollar ($1.00) per share, which shall consist of Two Thousand (2,000) shares and shall be designated as "Preferred Stock - Series B" (hereinafter the "B Preferred Stock").

     II.  Terms Applicable to B Preferred Stock.
          -------------------------------------

          1.   Voting Rights.  Except as required by law, holders of B Preferred
               -------------
Stock shall have no right to vote.

          2.   Redemption.
               ----------

               2.1   Redemptions.  At any time on or after October 1, 1989, the
                     -----------
Corporation, by resolution of its Board of Directions, may redeem ("Redemption") at a price per share equal to One Hundred Five Dollars ($105) per share (the "Redemption Price") the whole or any part of the B Preferred Stock.

               2.2   Redemption Notice. At least five (5) days prior to the date
                     -----------------
of Redemption (the "Redemption Date"), the Corporation shall mail, by certified or registered mail, return receipt requested, to each record holder of any B Preferred Stock at the address shown on the Corporation's records, a written notice ("Redemption Notice"), stating: (i) the number of shares of B Preferred Stock held of record by such holder which the Corporation proposes to redeem;
(ii) the Redemption Date; and (iii) the place at which the shares to be redeemed may be surrendered in exchange for the Redemption Price for such shares if other than the Corporation's principal office. Upon the mailing of a Redemption Notice with respect to any Redemption which the Corporation may choose to make, the Corporation shall become obligated to redeem the B Preferred Stock specified in the Redemption Notice on the date specified as the Redemption Date. Except as set forth in the preceding sentence, the holders of the B Preferred Stock shall not be entitled to compel the redemption of the B Preferred Stock.

               2.4   Surrender of Certificates. Each holder of B Preferred Stock
                     -------------------------
shall be entitled to receive on or at any time after any Redemption Date the full Redemption Price for each share of B Preferred Stock held by such holder which the Corporation shall be obligated to redeem on such Redemption Date upon surrender by such holder at the Corporation's principal office of the certificate representing such shares duly endorsed in blank or accompanied by an appropriate form of assignment duly endorsed in blank. After the payment of the full Redemption Price, as applicable, by the Corporation, all rights of the holder of such B Preferred Stock shall (whether or not the certificate representing such B Preferred Stock shall have been surrendered for cancellation) cease and terminate with respect to such B Preferred Stock.

               2.5   Redeemed B Preferred Stock to be Canceled. The Corporation
                     -----------------------------------------
shall cancel each share of Preferred Stock which it shall redeem or for any other reason acquire, and no share of B Preferred Stock which shall have been redeemed or otherwise acquired by the Corporation shall thereafter be reissued, sold or transferred by the Corporation to any person.

          3.   Liquidation.
               -----------

               3.1   Rights of Holders of B Preferred Stock.  In the event of
                     --------------------------------------
any voluntary or involuntary liquidation (whether complete or partial), dissolution or winding up of the operation, the holders of the B Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders an amount in cash equal to One Hundred Dollars ($100.00) per share. No distribution shall be made on the Common Stock by reason of any voluntary or involuntary liquidation (whether complete or partial), dissolution or winding up of the Corporation unless each holder of any B Preferred Stock shall have received all amounts to which such holder shall be entitled under this Section 3.1.

               3.2   Payments After Initial Distribution.  Should any amounts be
                     -----------------------------------
available for distribution after the payment to the holders of the B Preferred Stock required by Section 3.1, none of such additional amounts shall be paid to the holders of the B Preferred Stock.

               3.3   Allocation of Liquidation Payments Among Holders of B
                     -----------------------------------------------------
Preferred Stock.  If upon any dissolution, liquidation (wether complete or
---------------
partial), or winding up of the Corporation available for distribution to holders of B Preferred Stock (the "Total Amount Available") shall be insufficient to pay the holders of outstanding B Preferred Stock the full amounts to which they shall be entitled under Section 3.1, each holder of B Preferred Stock shall be entitled to receive an amount equal to the product derived by multiplying the Total Amount Available by a fraction the numerator of which shall be the number of such holder's shares of B Preferred Stock and the denominator of which shall be the total number of shares of B Preferred Stock then outstanding.

          4.   Dividends on B Preferred Stock.    The holders of the B Preferred
               ------------------------------
Stock shall not be entitled to receive any dividends.

          5.   General Provisions.
               ------------------

               5.1   Amendment  and  Waiver.  No change in the terms of the B
                     ----------------------
Preferred Stock shall be binding or effective unless such change have been approved in writing by the holders of at least two-thirds (2/3) of the shares of B Preferred Stock then outstanding.

               5.2   Replacement of Lost  Certificates.  Upon receipt by the
                     ---------------------------------
Corporation in a form reasonably satisfactory to it of (i) an indemnification by the holder and (ii) evidence of the ownership of and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of B Preferred Stock, the Corporation at its expense will execute and deliver in lieu of such certificate, a new certificate of like kind, representing the number of shares of B Preferred Stock which shall have been represented by such lost, stolen, destroyed, or mutilated certificate.

               5.3   Replacement Certificates in Case of Redemption.   If any
                     ----------------------------------------------
certificates representing B Preferred Stock surrendered pursuant to a Redemption represent more shares than actually redeemed, then within 30 days surrender, the Corporation will, at its expense execute and deliver a new certificate or certificates of like kind for those shares of B Preferred Stock represented by the surrendered certificate but not intended to be redeemed, provided, however, that the Corporation may pay cash based on the Redemption Price, as applicable in lieu of any fractional shares of B Preferred Stock represented by such surrendered certificates but not intended to be redeemed.

Microfilm Number
                ---------------

Filed with the Department of State on   September 1, 1992
                                      --------------------------

Entity Number        719663
             ------------------------


Secretary of the Commonwealth

         STATEMENT WITH RESPECT TO SHARES-DOMESTIC BUSINESS CORPORATION
                             DSCB:15-1522 (Rev 89)

     In compliance with the requirements of 15 Pa.C.S. (S) 1522(b) (relating to statement with respect to shares), the undersigned corporation, desiring to state the designation and voting rights, preferences, limitations, and special rights, if any, of a class or series of its shares, hereby states that:

1.   The name of the corporation is:   Biosonics, Inc.
                                    -----------------------

2.   (Check and complete one of the following):

                 The resolution amending the Articles under 15 Pa.C.S. (S)
          ------
1522(b) (relating to divisions and determinations by the board), set forth in full, is as follows:



              X       The resolution amending the Articles under 15 Pa.C.S. (S)
           -------
1522(b) is set forth in fully in Exhibit A attached hereto and made a part hereof.

3. The aggregate number of shares of such class or series established and designated by (a) such resolution, (b) all prior statements, if any, filed under 15 Pa.C.S. (S) 1522 or corresponding provisions of prior law with respect
thereto, and (c) any other provision of the Articles is  One Thousand   shares.
                                                        ----------------

4.   The resolution was adopted by the Board of Directors or an authorized
committee there on   August 28, 1992      .
                   -----------------------

5.   (Check, and if appropriate complete, one of the following):

           X      The resolution shall be effective upon the filing this
     -------------
statement with respect to shares in the Department of State.

                  The resolution shall be effective on           .
     -------------                                    -----------

     IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement to be signed by a duly authorized officer thereof this 28th day of
                                                      --------
     August    ,1992.
---------------   --

                                    BIOSONICS, INC.
                                    -------------------------------------
                                    (Name of Corporation)

                                    BY:/s/ Jack Paller
                                       ---------------
                                         (Signature)

                                    TITLE:  Chairman of the Board
                                          -------------------------------

                                   EXHIBIT A

                  RESOLUTION ESTABLISHING AND DESIGNATING THE
             PREFERRED STOCK - SERIES C AND FIXING AND DETERMINING
                  THE RELATIVE RIGHTS AND PREFERENCES THEREOF


     RESOLVED, that pursuant to the authority expressly vested in the Board of Directors by the Corporation's Articles of Incorporation, there is hereby established a series of one Thousand (1,000) shares of preferred stock of the Corporation, par value one Dollar ($1.00) per share, to be known as "Preferred Stock - Series C". The rights, designations, preferences, qualifications, privileges, limitations and conversion rights thereof are as follows:

     I.     Designation and Amount. There shall be a series of the Corporation's
            ----------------------
class of Preferred Stock, par value one Dollar ($1.00) per share, which shall consist of One thousand (1,000) shares and shall be designated as "Preferred Stock Series C" (hereinafter the "Preferred Stock").

     II.    Terms Applicable To Preferred Stock.
            -----------------------------------

            1.   Voting Rights. Except as otherwise expressly provided herein or
                 -------------
as required by law, holders of Preferred Stock shall have the right to vote on all matters as to which holders of Common Stock have a right to vote, and such voting rights shall be exercised on an as-converted basis (i.e., as though the Preferred Stock had been converted and such holders held the Common Stock issuable upon such conversion). Holders of Preferred Stock shall have no right to vote as a class except as required by law.

            2.   Conversion.
                 ----------

                 2.1   Conversion Rights. Each share of the Preferred Stock
                       -----------------
shall be convertible into Ten Thousand (10,000) shares of the Common Stock ("Conversion Shares") of the Corporation as hereinafter set forth, subject to the provisions of Section 3 by which the Preferred Stock may be converted into a larger or smaller number of Conversion Shares upon the occurrence of certain events described therein.

                 2.2   Conversion Procedure.  Each certificate representing
                       --------------------
Preferred Stock may be converted in whole or in part (but not as to any fractional part of any share of Preferred Stock). The certificate representing the Preferred Stock to be converted shall be endorsed to reflect the conversion of all or such portion thereof as the holder determines to convert and shall be delivered to the Corporation at its principal office. Each request for conversion shall be accompanied by the holder's acknowledgment in form and substance satisfactory to the Corporation that (i) the Conversion Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Corporation, may be made without violating the registration provisions of the Securities Act of 1933, as amended, or any applicable state securities law (collectively, the "Acts"), (ii) the holder has been advised and understands that (A) the

Conversion Shares have not been registered under the Acts and are "restricted securities" within the meaning of Rule 144 under the Securities Act of 1933, as amended, and are subject to restrictions on transfer, and (B) the Corporation is under no obligation to register the Conversion Shares under the Acts or to take any action which would make available to the Optionee any exemption from such registrations, (iii) such Conversion Shares may not be transferred without compliance with all applicable federal and state securities laws, and (iv) an appropriate legend referring to the foregoing restrictions on transfer may be endorsed on the certificates. Notwithstanding the foregoing, if the Corporation determines that issuance of Conversion Shares should be delayed pending (a) registration under federal or state securities laws, (b) the receipt of an acceptable legal opinion that an appropriate exemption from such registration is available, (c) the listing or inclusion of the Conversion Shares on any securities exchange or in an automated quotation system, or (d) the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of the Conversion Shares, the Corporation may defer issuance of the Conversion Shares until the applicable event or events have occurred.

                 2.3   Conversion Period.  Except as herein expressly provided
                       -----------------
otherwise, any holder of Preferred Stock may exercise the conversion rights of all or any portion of the Preferred Stock held by such holder at any time or from time to time after the date of issuance.

                 2.4   Authorization and Issuance. The Corporation covenants and
                       --------------------------
agrees that:

                       (a) The Conversion Shares shall be deemed to have been issued to the person exercising such conversion privilege upon the date of surrender (the "Conversion Date") of the certificates representing the Preferred Stock to be converted in accordance with this Section 2, and the person exercising such conversion privilege shall be deemed for all purposes to have become the record holder of such Conversion Shares at the Conversion Date.

                       (b) All Conversion Shares will, upon issuance, be fully paid and non-assessable.

            3.   Anti-Dilution.
                 -------------

                 3.1   Subdivision Combination of Stock.  In the event that the
                       --------------------------------
Corporation shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the number of Conversion Shares into which the Preferred Stock is convertible shall be proportionately increased, and, in the event that the outstanding shares of Common Stock of the Corporation shall at any time be combined into a smaller number of shares, the number of Conversion Shares into which the Preferred Stock is convertible shall be proportionately reduced.

                 3.2   Reorganization, Reclassification, Consolidation or
                       --------------------------------------------------
Merger. If there should occur any capital reorganization or reclassification of
------
the capital stock of the Corporation, or consolidation or merger of the Corporation with another corporation, then, as a condition of such reorganization, reclassification, consolidation or merger, lawful and adequate provision shall be made whereby the holders of the Preferred Stock shall thereafter have the right to acquire and receive, upon conversion of the Preferred Stock, such shares of stock, securities or assets as would have been issuable or payable (as part of the reorganization, reclassification, consolidation or merger) with respect to or in exchange for such number of outstanding shares of the Corporation's Common Stock as would have been received upon conversion of the Preferred Stock immediately before such reorganization, reclassification, consolidation or merger. In any such case appropriate provisions shall be made with respect to the rights and interests of the holders of the Preferred Stock to the end that the provisions hereof (including without limitation provisions for adjustments of the number of Conversion shares acquirable and receivable upon the conversion of the Preferred Stock) shall thereafter be applicable as nearly as possible in relation to any shares of stock, securities or assets thereafter deliverable upon the conversion of the Preferred Stock.

            4.   Liquidation.
                 -----------

                 4.1   Rights of Holders of Preferred Stock. In the event of any
                       ------------------------------------
voluntary or involuntary liquidation (whether complete or partial), dissolution or winding up of the Corporation, the holders of the Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders an amount in cash equal to One Dollar ($1.00) per share. No distribution shall be made on the Common Stock by reason of any voluntary or involuntary liquidation (whether complete or partial), dissolution or winding up of the Corporation unless each holder of Preferred Stock shall have received all amounts to which such holder shall be entitled under this
Section 4.1.

                 4.2   Payments After Initial Distribution.  Should any amounts
                       -----------------------------------
be available for distribution after the payment to the holders of the Preferred Stock required by Section 4.1, none of such additional amounts shall be paid to the holders of the Preferred Stock.

                 4.3   Allocation of Liquidation Payments Among Holders of
                       ---------------------------------------------------
Preferred Stock.  If upon any voluntary or involuntary liquidation (whether
---------------
complete or partial), dissolution or winding up of the Corporation, the assets of the Corporation available for distribution to holders of Preferred Stock (the "Total Amount Available") shall be insufficient to pay the holders of outstanding Preferred Stock the full amounts to which they shall be entitled under Section 4.1, each holder of Preferred Stock shall be entitled to receive an amount equal to the product derived by multiplying the Total Amount Available by a fraction the numerator of which shall be the number of such holder's shares of Preferred Stock and the denominator of which shall be the total number of shares of Preferred Stock then outstanding.

            5.   Dividends on Preferred Stock. The holders of the Preferred
                 ----------------------------
Stock shall not be entitled to receive any dividends.

            6.   General Provisions.
                 ------------------

                 6.1   Amendment and Waiver.  No change in the terms of the
                       --------------------
Preferred Stock shall be binding or effective unless such change shall have been approved in writing by the holders of at least two-thirds (2/3) of the shares of Preferred Stock then outstanding.

                 6.2   Replacement of Lost Certificates.  Upon receipt by the
                       --------------------------------
Corporation in a form reasonably satisfactory to it of (i) an indemnification by the holder and (ii) evidence of the ownership of and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of Preferred Stock, the Corporation at its expense will execute and deliver in lieu of such certificate, a new certificate of like kind, representing the number of shares of Preferred Stock which shall have been represented by such lost, stolen, destroyed, or mutilated certificate.

                 6.3   Rep1acement Certificates in Case of Conversion.  If any
                       ----------------------------------------------
certificates representing Preferred Stock surrendered for the purpose of exercising conversion rights represent more shares than actually converted, then within thirty (30) days of surrender, the Corporation will, at its expense, execute and deliver a new certificate or certificates of like kind for those shares of Preferred Stock represented by the surrendered certificate but not intended to be converted, provided, however, that the Corporation shall not be required to issue any fractional shares of Preferred Stock.

Microfilm Number
                 -------------------

Filed with the Department of State on    June 8, 1995
                                     --------------------

Entity Number       719663
             ------------------

Secretary of the Commonwealth

        STATEMENT WITH RESPECT TO SHARES-DOMESTIC BUSINESS CORPORATION
                             DSCB:15-1522 (Rev 89)

          In compliance with the requirements of 15 Pa.C.S. S 1522(b) (relating to statement with respect to shares), the undersigned corporation, desiring to state the designation and voting rights, preferences, limitations, and special rights, if any, of a class or series of its shares, hereby states that:

1.   The name of the corporation is:  Biosonics, Inc.
                                      ---------------

2.   (Check and complete one of the following):

         The resolution amending the Articles under 15 Pa.C.S. (S) 1522(b)
     ---
(relating to divisions and determinations by the board), set forth in full, is as follows:

      X  The resolution amending the Articles under 15 Pa.C.S. (S) 1522(b)
     ---
is set forth in full in Exhibit A attached hereto and made a part hereof.

3. The aggregate number of shares of such class or series established and designated by (a) such resolution, (b) all prior statements, if any, filed under 15 Pa.C.S. S 1522 or corresponding provisions of prior law with respect thereto, and (c) any other provision of the Articles is 500,000.
                                               -------

4. The resolution was adopted by the Board of Directors or an authorized committee thereof on April 26, 1995.
                     --------------

5.   (Check, and if appropriate complete, one of the following):

         X  The resolution shall be effective upon the filing this statement
        ---
with respect to shares in the Department of State.

            The resolution shall be effective on
         ---                                      --------------.


          IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement to be signed by a duly authorized officer thereof this 26th day of April, 1995.

                                BIOSONICS, INC.
                             (Name of Corporation)

                              BY:/s/ Jack Paller
                                    (Signature)

                              TITLE: Chairman of the Board
                                     ---------------------

                                  EXHIBIT "A"

                  RESOLUTION ESTABLISHING AND DESIGNATING THE
                   PREFERRED STOCK - SERIES D AND FIXING AND
            DETERMINING THE RELATIVE RIGHTS AND PREFERENCES THEREOF

          RESOLVED, that pursuant to the authority expressly vested in the Board of Directors by the Corporation's Articles of Incorporation, there is hereby established a series of Five Thousand (5,000) shares of preferred stock of the Corporation, par value one Dollar ($1.00) per share, to be known as "Preferred Stock - Series D". The rights, designations, preferences, qualifications, privileges, limitations and conversion rights thereof are as follows:

I.   DESIGNATION AND AMOUNT.
     ----------------------

     There shall be a series of the Corporation's class of Preferred Stock, par value one Dollar ($1.00) per share, which shall consist of Five Thousand (5,000) shares and shall be designated as "Preferred Stock Series D" (hereinafter the "Preferred Stock").

II.  TERMS APPLICABLE TO PREFERRED STOCK.
     -----------------------------------

     1.   Voting Rights. Except as otherwise expressly provided herein or as
          -------------
required by law, holders of Preferred Stock shall have the right to vote on all matters as to which holders of Common Stock have a right to vote, and such voting rights shall be exercised on an as-converted basis (i.e., as though the Preferred Stock had been converted and such holders held the Common Stock issuable upon such conversion). Holders of Preferred Stock shall have no right to vote as a class except as required by law.

     2.   Conversion Rights.
          -----------------

          2.1  Description and Conversion Procedure. Each share of the Preferred
               ------------------------------------
Stock shall be convertible into Two Thousand (2,000) shares of the Common Stock ("Conversion Shares") of the Corporation as hereinafter set forth, (an aggregate of Ten Million (10,000,000) shares), only after the Corporation has amended its Articles of Incorporation to increase the number of authorized shares of Common Stock so as to permit such conversion, and subject to the provisions of Section 3 by which the Preferred Stock may be converted into a larger or smaller number of Conversion Shares upon the occurrence of certain events described therein.

          2.2  Conversion Procedure. Each certificate representing Preferred
               --------------------
Stock may be converted in whole or in part. The certificate representing the Preferred Stock to be converted shall be endorsed to reflect the conversion of all or such portion thereof as the holder determines to convert and surrender to the Corporation at its principal offices. If the Conversion Shares are not to be issued in the name of the holder to whom the Preferred Stock is registered, such holder shall state the name of the person to whom the certificate for the Conversion Shares is to be issued, and if the Conversion Shares to be issued shall not be all the Conversion Shares into which the Preferred Stock may be converted, the name of the person to whom shall be issued a new certificate evidencing the balance of the Preferred Stock.

          2.3  Conversion Period. Except as herein expressly provided otherwise,
               -----------------
any holder of Preferred Stock may exercise the conversion rights of all or any portion of the Preferred Stock held by such holder at any time or from time to time after the date of issuance and prior to the redemption of such shares of Preferred Stock.

          2.4  Authorization and Issuance. The Corporation covenants and agrees
               --------------------------
that:

               (a) The Conversion Shares shall be deemed to have been issued to the person exercising such conversion privilege upon the date of surrender (the "Conversion Date") of the certificates representing the Preferred Stock to be converted in accordance with this Section 2, and the person exercising such conversion privilege shall be deemed for all purposes to have become the record holder of such Conversion Shares at the Conversion Date, unless pursuant to
Section 2.2 a different person is specified.

               (b) All Conversion Shares will, upon issuance, be fully paid and non-assessable.

     3.   Anti-Dilution.
          -------------

          3.1  Subdivision or Combination of Stock. In case the Corporation
               -----------------------------------
shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the number of Conversion Shares into which the Preferred Stock is converted immediately prior to such subdivision shall be proportionately increased, and, in case the outstanding shares of Common Stock of the Corporation shall be combined into a smaller number of shares, the number of Conversion Shares into which the Preferred Stock is converted immediately prior to such combination shall be proportionately reduced.

          3.2  Reorganization, Reclassification, Consolidation or Merger. If
               ---------------------------------------------------------
there should occur any capital reorganization or reclassification of the capital stock of the Corporation, or consolidation or merger of the Corporation with another corporation, then, as a condition of such reorganization, reclassification, consolidation or merger, lawful and adequate provision shall be made whereby the holders of the Preferred Stock shall thereafter have the right to acquire and receive, upon conversion of the Preferred Stock such shares of stock, securities or assets as would have been issuable or payable (as part of the reorganization, reclassification consolidation or merger) with respect to or in exchange for such number of outstanding shares of the Corporation's Common Stock as would have been received upon the conversion of the Preferred Stock immediately before such reorganization, reclassification, consolidation or merger. In any such case appropriate provisions shall be made with respect to the rights and interests of the holders of the Preferred Stock to the end that the provisions hereof (including without limitation provisions for adjustments of the number of Conversion Shares acquirable and receivable upon the conversion of the Preferred Stock) shall thereafter be applicable as nearly as possible in relation to any shares of stock, securities or assets thereafter deliverable upon the conversion of the Preferred Stock.

     4.   Redemption.
          ----------

          4.1  Redemptions. At any time on or after May 1, 1997, the
               -----------
Corporation, by resolution of its Board of Directors, may redeem ('Redemption") at a price per share equal to One Hundred Twenty Dollars ($120.00) per share (the "Redemption Price") the whole or any part of the Preferred Stock which holders of Preferred Stock and/or their predecessors in interest theretofore had the right to convert in accordance with Section 2 but which such holders and/or their predecessors in interest have not converted.

          4.2  Redemption Notice. At least fifteen (15) days prior to the date
               ------------------
of Redemption (the "Redemption Date), the Corporation shall mail, by certified or registered mail, return receipt requested, to each record holder of any Preferred Stock at the address shown on the Corporation's records, a written notice ("Redemption Notice"), stating: (i) the number of shares of Preferred Stock held of record by such holder which the Corporation proposes to redeem;
(ii) the Redemption Date; and (iii) the place at which the shares to be redeemed may be surrendered in exchange for the Redemption Price for such shares if other than the Corporation's principal office. Upon the mailing of a Redemption Notice with respect to any Redemption which the Corporation may choose to make, the Corporation shall become obligated to redeem the Preferred Stock specified in the Redemption Notice on the date specified as the Redemption Date. Except as set forth in the preceding sentence, the holders of the Preferred Stock shall not be entitled to compel the redemption of the Preferred Stock.

          4.3  Right to Convert Upon Notice of Redemption.  Upon receiving a
               ------------------------------------------
Redemption Notice with respect to any shares of Preferred Stock, the holder of such shares shall be entitled to exercise the conversion rights to such shares provided for in Section 2 prior to the Redemption Date,

          4.4  Surrender of Certificates.  Each holder of Preferred Stock shall
               -------------------------
be entitled to receive on or at any time after any Redemption Date the full Redemption Price for each share of Preferred Stock held by such holder which the Corporation shall be obligated to redeem on such Redemption Date upon surrender by such holder at the Corporation's principal office of the certificate representing such share, duly endorsed in blank or accompanied by an appropriate form of assignment duly endorsed in blank. After the payment of the full Redemption Price, as applicable, by the Corporation, an rights of the holder of such Preferred Stock shall (whether or not the certificate representing such Preferred Stock shall have been surrendered for cancellation) cease and terminate with respect to such Preferred Stock.

          4.5  Redeemed Preferred Stock to be Canceled.  The Corporation shall
               ---------------------------------------
cancel each share of Preferred Stock which it shall redeem or for any other reason acquire, and no share of Preferred Stock which shall have been redeemed or otherwise acquired by the Corporation shall thereafter be reissued, sold or transferred by the Corporation to any person.

     5.   Liquidation.
          -----------

          5.1  Rights of Holder of Preferred Stock.  In the event of any
               -----------------------------------
voluntary or involuntary liquidation (whether complete or partial), dissolution are winding up of the operation, the holders of the Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders an amount in cash equal to One Hundred Dollar ($100.00) per share. No distribution shall be made on the Common Stock by reason of any voluntary or involuntary liquidation (whether complete or partial), dissolution or winding up of the Corporation unless each holder of any Preferred Stock shall have received all amounts to which such holder shall be entitled under this Section 5.1.

          5.2  Payments After Initial Distribution.  Should any amounts be
               -----------------------------------
available for distribution after the payment to the holders of the Preferred Stock required by Section 51., none of such additional amounts shall be paid to the holders of the Preferred Stock.

          5.3  Allocation of Liquidation Payments Among Holders of Preferred
               -------------------------------------------------------------
Stock.  If upon any dissolution, liquidation (whether complete or partial)l or
-----
winding up at the Corporation, the assets of the Corporation available for distribution to holders of Preferred Stock (the 'Total Amount Available") shall be insufficient to pay the holders of outstanding Preferred Stock the full amounts to which they shall be entitled under Section 5.1, each holder of Preferred Stock shall be entitled to receive an amount equal to the product derived by multiplying the Total Amount Available by a fraction the numerator of which shall be the number of such holder's shares of Preferred Stock and the denominator of which shall be the total number of shares of Preferred Stock then outstanding.

     6.   Dividends on Preferred Stock.  The holders of the Preferred Stock
          ----------------------------
shall not be entitled to receive any dividends.

     7.   General Provisions.
          ------------------

          7.1  Amendment and Waiver.  No change in the terms of the Preferred
               --------------------
Stock shall be binding or effective unless such changes hall have been approved in writing by the holders of at least two-thirds (2/3) of the shares of Preferred Stock then outstanding.

          7.2  Replacement of Lost Certificates.  Upon receipt by the
               ---------------------------------
Corporation in a form reasonably satisfactory to it of (i) an indemnification by the holder and (ii) evidence of the ownership of and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of Preferred Stock, the Corporation at its expense will execute and deliver in lieu of such certificate, a new certificate of like kind, representing the number of shares of Preferred Stock which shall have been represented by such lost, stolen, destroyed, or mutilated certificate.

          7.3.    Replacement Certificates in Case of Redemption or Conversion.
                  ------------------------------------------------------------
If any certificates representing Preferred Stock surrendered pursuant to a Redemption or for the purpose of exercising conversion rights represent more shares than actually redeemed or converted, then within thirty (30) days of surrender, the Corporation will, at its expense execute and deliver a new certificate or certificates of like kind for those shares of Preferred Stock represented by the surrendered certificate but not intended to be converted or redeemed, provide, however, that the Corporation may pay cash based on the Redemption or Conversion Price, as applicable in lieu of any fractional shares of Preferred Stock represented by such surrendered certificates but not intended to be converted or redeemed.

                                BIOSONICS, INC.

                  -------------------------------------------

                     Action by Unanimous Consent in Writing
                                     of the
                               Board of Directors

                             Dated: April 26, 1995

                  -------------------------------------------

     The undersigned, being the Sole Director of Biosonics, Inc., a Pennsylvania corporation, without the formality of convening a meeting does hereby consent to the following action of this corporation:

          RESOLVED, that pursuant to the authority expressly vested in the Board of Directors by the Corporation's Articles of Incorporation, there is hereby established a series of Five Thousand (5,000) shares of preferred stock of the Corporation, par value One Dollar ($1.00) per share, to be known as Preferred Stock - Series D." The rights, designations, preferences, qualification privileges, limitations and conversion rights thereof are as follows:

          I.   DESIGNATION AND AMOUNT.
               ----------------------

               There shall be an initial series of the Corporation's class of Preferred Stock, par value One Dollar ($1.00) per share, which shall consist of Five Thousand (5,000) shares and shall be designated as Preferred Stock - Series D" (hereinafter the "Preferred Stock").

          II.  TERMS APPLICABLE TO PREFERRED STOCK.
               -----------------------------------

               1.  Voting Rights.  Except as otherwise expressly provided herein
                   --------------
          or as required by law, holders of Preferred Stock shall have the right to vote on all matters as to such holders of Common Stock have a right to vote, and such voting rights shall be exercised on an as-converted basis (i.e., as though the Preferred Stock had been converted and such
                 ----
          holders held the Common Stock issuable upon such conversion). Holders of Preferred Stock shall have no right to vote as a class except as required by law.

               2.  Conversion Rights.
                   -----------------

                   2.1  Description and Conversion Procedure. Each share of the
                        ------------------------------------
          Preferred Stock shall be convertible into Two Thousand (2,000) shares of the Common Stock ("Conversion Shares") of the Corporation as hereinafter set forth (an aggregate of Ten Million (10,000,000) shares), only after the Corporation has amended its Articles of Incorporation to increase the number of authorized shares of Common Stock so as to permit such conversion, and subject to the provisions of Section 3 by which the Preferred Stock may be converted into a larger or smaller number of Conversion Shares upon the occurrence of certain events described therein.

                   2.2  Conversion Procedure.  Each certificate representing
                        --------------------
          Preferred Stock may be converted in whole or in part. The certificate representing the Preferred Stock to be converted shall be endorsed to reflect the conversion of all or such portion thereof as the holder determines to convert and surrender to the Corporation at its principal offices. If the Conversion Shares are not to be issued in the name of the holder to whom the Preferred Stock is registered, such holder shall also state the name of the person to whom the certificate for the Conversion Shares is to be issued, and if the Conversion Shares to be issued shall not be all the Conversion Shares into which the Preferred Stock may be converted, the name of the person to whom shall be issued a new certificate evidencing the balance of the Preferred Stock.

                    2.3  Conversion Period.  Except as herein expressly provided
                         -----------------
          otherwise, any holder of Preferred Stock may exercise the conversion rights of all or any portion of the Preferred Stock held by such holder at any time or from time to time after the date of issuance and prior to the redemption of such shares of Preferred Stock.

                    2.4  Authorization and Issuance. The Corporation covenants
                         --------------------------
          and agrees that:

                    (a) The Conversion Shares shall be deemed to have been issued to the person exercising such conversion privilege upon the date of surrender (the "Conversion Date") of the certificates representing the Preferred Stock to be converted in accordance with this Section 2, and the person exercising such conversion privilege shall be deemed for all purposes to have become the record holder of such Conversion Shares at the Conversion Date, pursuant to Section 2.2 a different person is specified.

                    (b) All Conversion Shares will, upon issuance, be fully paid and non-assessable.

         3.   Anti-Dilution.
              -------------

                3.1 Subdivision or Combination of Stock. In case the Corporation
                    -----------------------------------
   shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the number of Conversion Shares into which the Preferred Stock is converted immediately prior to such subdivision shall be proportionately increased, and, in case the outstanding shares of Common Stock of the Corporation shall be combined into a smaller number of the number of Conversion Shares into which the Preferred Stock is converted immediately prior to such combination shall be proportionately reduced.

                3.2 Reorganization, Reclassification, Consolidation or Merger.
                    ---------------------------------------------------------
    If there should occur any capital reorganization or reclassification of the capital stock of the Corporation, or consolidation or merger of the Corporation with another corporation, then, as a condition of such reorganization, reclassification, consolidation or merger, lawful and adequate provision shall be made whereby the holders of the Preferred Stock shall thereafter have the right to acquire and receive, upon: conversion of the Preferred Stock such shares of stock, securities or assets as would have been issuable or payable (as part of the reorganization, reclassification, consolidation or merger) with respect to or in exchange for such number of outstanding shares of the Corporation's Common Stock as would have been received upon the conversion of the Preferred Stock immediately before such reorganization, reclassification, consolidation, or merger. In any such case appropriate provisions shall be made with respect to the rights and interests of the holders of the Preferred Stock to the end that the provisions hereof (including without limitation provisions for adjustments of the number of Conversion Shares acquirable and receivable upon the conversion of the Preferred Stock) shall thereafter be applicable as nearly as possible in relation to any shares of stock, securities or assets thereafter deliverable upon the conversion of the Preferred Stock.

    4.   Redemption.
         ----------

                4.1 Redemptions. At any time on or after May 1, 1997, the
                    -----------
    Corporation, by resolution of its Board of Directors, may redeem ("Redemption) at a price per share equal to One Hundred Twenty Dollars ($l20.00) per share (the "Redemption Price") the whole or any part of the Preferred Stock which holders of Preferred Stock and/or their predecessors in interest theretofore had the right to convert in accordance with Section 2 but which such holders and/or their predecessors in interest have not converted.

              4.2 Redemption Notice. At least fifteen (15) days prior to the
                  -----------------
   date of Redemption (the "Redemption Date"), the Corporation shall mail by certified or registered mail return receipt requested, to each record holder of any Preferred Stock at the address shown on the Corporation's records, a written notice ("Redemption Notice), stating. (i) the number of shares of Preferred Stock held of record by such holder which the Corporation proposes to redeem; (ii) the Redemption Date; and (iii) the place at which the shares to be redeemed may be surrendered in exchange for the Redemption Price for such shares if other than the Corporation's principal office. Upon the mailing of a Redemption Notice with respect to any Redemption which the Corporation may choose to make, the Corporation shall become obligated to redeem the Preferred Stock specified in the Redemption Notice on the date specified as the Redemption Date. Except as set forth in the preceding sentence, the holders of the Preferred Stock shall not be entitled to compel the redemption of the Preferred Stock.

              4.3  Right to Convert Upon Notice of Redemption. Upon receiving a
                   ------------------------------------------
   Redemption Notice with respect to any shares of Preferred Stock, the holder of such shares shall be entitled to exercise the conversion rights to such shares provided for in Section 2 prior to the Redemption Date,

              4.4  Surrender of Certificates. Each holder of Preferred Stock
                   -------------------------
   shall be entitled to receive on or at any time after any Redemption Date the full Redemption Price for each share of Preferred Stock held by such holder which the Corporation shall be obligated to redeem on such Redemption Date upon surrender by such holder at the Corporation's principal office of the certificate representing such share, duly endorsed in blank or accompanied by an appropriate form of assignment duly endorsed in blank. After the payment of the full Redemption Price, as applicable, by the Corporation, an rights of the holder of such Preferred Stock shall (whether or not the certificate representing such Preferred Stock shall have been surrendered for cancellation) cease and terminate with respect to such Preferred Stock.

              4.5  Redeemed Preferred Stock to be Canceled. The Corporation
                   ---------------------------------------
   shall cancel each share of Preferred Stock which it shall redeem or for any other reason acquire, and no share of Preferred Stock which shall have been redeemed or otherwise acquired by the Corporation shall thereafter be reissued, sold or transferred by the Corporation to any person.

               5.  Liquidation.
                   -----------

                    5.1  Rights of Holder of Preferred Stock.  In the event of
                         -----------------------------------
          any voluntary or involuntary liquidation (whether complete or partial), dissolution are winding up of the operation, the holders of the Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders an amount in cash equal to One Hundred Dollar ($100.00) per share. No distribution shall be made on the Common Stock by reason of any voluntary or involuntary liquidation (whether complete or partial), dissolution or winding up of the Corporation unless each holder of any Preferred Stock shall have received all amounts to which such holder shall be entitled under this Section 5.1.

                    5.2  Payments After Initial Distribution. Should any amounts
                         -----------------------------------
          be available for distribution after the payment to the holders of the Preferred Stock required by Section 51., none of such additional amounts shall be paid to the holders of the Preferred Stock.

                    5.3  Allocation of Liquidation Payments Among Holders of
                         ---------------------------------------------------
          Preferred Stock.  If upon any dissolution, liquidation (whether
          ---------------
          complete or partial)l or winding up at the Corporation, the assets of the Corporation available for distribution to holders of Preferred Stock (the "Total Amount Available") shall be insufficient to pay the holders of outstanding Preferred Stock the full amounts to which they shall be entitled under Section 5.1, each holder of Preferred Stock shall be entitled to receive an amount equal to the product derived by multiplying the Total Amount Available by a fraction the numerator of which shall be the number of such holder's shares of Preferred Stock and the denominator of which shall be the total number of shares of Preferred Stock then outstanding.

                    6.   Dividends on Preferred Stock.  The holders of the
                         ----------------------------
          Preferred Stock shall not be entitled to receive any dividends.

                    7.   General Provisions.
                         ------------------

                    7.1  Amendment and Waiver.  No change in the terms of the
                         --------------------
          Preferred Stock shall be or effective unless such changes hall have been approved in writing by the holders of at least two-thirds (2/3) of the shares of Preferred Stock then outstanding.

                    7.2  Replacement of Lost Certificates.  Upon receipt by the
                          --------------------------------
          Corporation in a form reasonably satisfactory to it of (i) an indemnification by the holder and (ii) evidence of the ownership of and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of Preferred Stock, the Corporation at its expense will execute and deliver in lieu of such certificate, a new certificate of like kind, representing the number of shares of Preferred Stock which shall have been represented by such lost, stolen, destroyed, or mutilated certificate.

                    7.3  Replacement Certificates in Case of Redemption or
                         -------------------------------------------------
          Conversion.  If any certificates representing Preferred Stock
          ----------
          surrendered pursuant to a Redemption or for the purpose of exercising conversion rights represent more shares than actually redeemed or converted, then within thirty (30) days of surrender, the Corporation will, at its expense execute and deliver a new certificate or certificates of like kind for those shares of Preferred Stock represented by the surrendered certificate but not intended to be converted or redeemed, provided, however, that the Corporation may pay cash based on the Redemption or Conversion Price, as applicable in lieu of any fractional shares of Preferred Stock represented by such surrendered certificates but not intended to be converted or redeemed.

          FURTHER RESOLVED that any officer, alone or together with any other officer, is hereby authorized and directed to execute and deliver to the Department of State, Commonwealth of Pennsylvania a Statement Affecting Class or Series of Shares, setting forth the rights, designations, preferences, qualifications, privileges, limitations and conversion rights of Preferred Stock Series D.

                                    /s/ Jack Paller
                                    --------------------------------
                                         JACK PALLER

                        Constituting the Sole Director.

Microfilm Number
                --------------------

Filed with the Department of State on      June 28, 1996
                                      -----------------------

Entity Number          719663
             --------------------------


Secretary of the Commonwealth

         STATEMENT WITH RESPECT TO SHARES-DOMESTIC BUSINESS CORPORATION
                             DSCB:15-1522 (Rev 89)

   In compliance with the requirements of 15 Pa.C.S. (S) 1522(b) (relating to statement with respect to shares), the undersigned corporation, desiring to state the designation and voting rights, preferences, limitations, and special rights, if any, of a class or series of its shares, hereby states that:

1. The name of the corporation is:                 Biosonics, Inc.
                                      ----------------------------------------

2. (Check and complete one of the following):

         The resolution amending the Articles under 15 Pa.C.S. (S) 1522
    -----
(b) (relating to divisions and determinations by the board) , set forth in full, is as follows:


     x  The resolution amending the Articles under 15 Pa.C.S. (S) 1522 (b)
    -----
is set forth in full in Exhibit A attached hereto and made a part hereof.

3. The aggregate number of shares of such class or series established and designated by (a) such resolution, (b) all prior statements, if any, filed under 15 Pa.C.S. (S) 1522 or corresponding provisions of prior law with respect
thereto, and (c) any other provision of the Articles is      100,000     shares.
                                                        -----------------

4. The resolution was adopted by the Board of Directors or an authorized
committee thereof on     April 16, 1996     .
                     -----------------------

5.   (Check, and if appropriate complete, one of the following):

      x  The resolution shall be effective upon the filing this statement
     ----
with respect to shares in the Department of State.

           The resolution shall be effective on
     ------                                    -------------


     IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement
to be signed by a duly authorized officer thereof this      28th      day
                                                       --------------
  May   , 1996.
--------    --

                              BIOSONICS, INC.
                              ----------------------------------
                              (Name of Corporation)

                              BY:/s/ Jack Paller
                                 -------------------------------
                                    (Signature)


                              TITLE:  Chairman of the Board
                                      --------------------------

                    Resolution of the Board of Directors of
                     Biosonics, Inc. adopted April 16, 1996


                                   EXHIBIT A


                  RESOLUTION ESTABLISHING AND DESIGNATING THE
             PREFERRED STOCK - SERIES B AND FIXING AND DETERMINING
                  THE RELATIVE RIGHTS AND PREFERENCES THEREOF


          RESOLVED, that the series of Preferred Stock of the Company known as the "Preferred Stock-Series B," established by resolution of the Board of Directors adopted June 27, 1989, as amended by Resolution adopted September 6, 1989, is hereby further amended to add the following provision allowing holders thereof conversion rights ("Conversion Rights") at $.03 a share based on the Redemption Price of $105.00 per share, as follows:

               6.   Conversion Rights.
                    -----------------

                    6.1  Description and Conversion Procedure. Each share of the
                         ------------------------------------
          Preferred Stock shall be convertible into Three Thousand Five Hundred (3,500) shares of the Common Stock ("Conversion Shares") of the Corporation as hereinafter set forth, only after the Corporation has amended its Articles of Incorporation to increase the number of authorized shares of Common Stock so as to permit such conversion, and subject to the provisions of Section 7 by which the Preferred Stock may be converted into a larger or smaller number of Conversion Shares upon the occurrence of certain events described therein.


                    6.2  Conversion Procedure. Each certificate representing
                         --------------------
          Preferred Stock may be converted in whole or in part. The certificate representing the Preferred Stock to be converted shall be endorsed to reflect the conversion of all or such portion thereof as the holder determines to convert and surrender to the Corporation at its principal offices. If the Conversion Shares are not to be issued in the name of the holder to whom the Preferred Stock is registered, such holder shall also state the name of the person to whom the certificate for the Conversion Shares is to be issued, and if the Conversion Shares to be issued shall not be all the Conversion Shares into which the Preferred Stock may be converted, the name of the person to whom shall be issued a new certificate evidencing the balance of the Preferred Stock.


                    6.3  Conversion Period.  Except as herein expressly provided
                         -----------------
          otherwise, any holder of Preferred Stock may exercise the conversion rights of all or any portion of the Preferred

          Stock held by such holder at any time or from time to time after the date of issuance and prior to the redemption of such shares of Preferred Stock.

                    6.4  Authorization and Issuance.   The Corporation covenants
                         --------------------------
          and agrees that:

                    (a) The Conversion Shares shall be deemed to have been issued to the person exercising such conversion privilege upon the date of surrender (the "Conversion Date") of the certificates representing the Preferred Stock to be converted in accordance with this Section 6, and the person exercising such conversion privilege shall be deemed for all purposes to have become the record holder of such Conversion Shares at the Conversion Date, unless pursuant to
          Section 6.2 a different person is specified.

                    (b) All Conversion Shares will, upon issuance, be fully paid and non-assessable.

               7.   Anti-Dilution.
                    -------------

                    7.1  Subdivision or Combination of Stock. In case the
                         -----------------------------------
          Corporation shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the number of Conversion Shares into which the Preferred Stock is converted immediately prior to such subdivision shall be proportionately increased, and, in case the outstanding shares of Common Stock of the Corporation shall be combined into a smaller number of shares, the number of Conversion Shares into which the Preferred Stock is converted immediately prior to such combination shall be proportionately reduced.


                    7.2  Reorganization, Reclassification, Consolidated or
                         -------------------------------------------------
          Merger. If there should occur any capital reorganization or
          ------
          reclassification of the capital stock of the Corporation, or consolidation or merger of the Corporation with another corporation, then, as a condition of such reorganization, reclassification, consolidation or merger, lawful and adequate provision shall be made whereby the holders of the Preferred Stock shall thereafter have the right to acquire and receive, upon conversion of the Preferred Stock such shares of stock, securities or assets as would have been issuable or payable (as part of the reorganization, reclassification, consolidation or merger) with respect to or in exchange for such number of outstanding shares of the Corporation's Common Stock as would have been received upon the conversion of the Preferred Stock immediately before such reorganization, reclassification, consolidation or merger. In any such case appropriate provisions shall be made with respect to the rights and interests of the holders of the Preferred Stock to the end that the provisions hereof (including without limitation provisions for adjustments of the number of Conversion Shares acquirable and receivable upon the conversion of the Preferred Stock) shall thereafter be applicable as nearly as possible in relation to any shares of stock, securities or assets thereafter deliverable upon the conversion of the Preferred Stock.

          FURTHER RESOLVED, that any officer of this Company along or together with any other officer, is hereby authorized and directed to execute and deliver to the Department of State, Commonwealth Pennsylvania, a Statement Affecting Class or Series of Shares, indicating the Amendment to provide for the Conversion Rights.

                    Resolution of the Board of Directors of
                   Biosonics, Inc. adopted September 6, 1989



          RESOLVED, that the Series of Preferred Stock of the Corporation known as "Preferred Stock-Series B," established by resolution of the Board of Directors adopted June 27,1989 is hereby increased from Two Thousand (2,000) to Ten Thousand (10,000) shares.

                    Resolution of the Board of Directors of
                     Biosonics, Inc. Adopted June 27, 1989


                  RESOLUTION ESTABLISHING AND DESIGNATING THE
             PREFERRED STOCK - SERIES B AND FIXING AND DETERMINING
                  THE RELATIVE RIGHTS AND PREFERENCES THEREOF


     RESOLVED, that pursuant to the authority expressly vested in the board of Directors by the Corporation's Articles of Incorporation, there is hereby established a series of Two Thousand (2,000) shares of preferred stock of the Corporation, par value One Dollar ($1.00) per share, to be known as "Preferred Stock - Series B." The rights, designations, preferences, qualifications, privileges, limitations and conversion rights thereof are as follows:

     I.   Designation and Amount.  There shall be a series of the Corporation's
          ----------------------
class of Preferred Stock, par value One Dollar ($1.00) per share, which shall consist of Two Thousand $2,000) shares and shall be designated as "Preferred Stock- Series B" (hereinafter the "B Preferred Stock").

     II.  Terms Applicable to B Preferred Stock.
          -------------------------------------

          1.   Voting Rights.  Except as required by law, holders of B Preferred
               -------------
Stock shall have no right to vote.

          2.   Redemption.
               ----------

               2.1  Redemptions.  At any time on or after October 1, 1989, the
                    -----------
Corporation, by resolution of its Board of Directors, may redeem ("Redemption") at a price per share equal to One Hundred Five Dollars ($105) per share (the "Redemption Price") the whole or any part of the B Preferred Stock.

               2.2  Redemption Notice.  At least five (5) days prior to the date
                    -----------------
of Redemption (the "Redemption Date"), the Corporation shall mail, by certified or registered mail, return receipt requested, to each record holder of any B Preferred Stock at the address shown on the Corporation's records, a written notice ("Redemption Notice"), stating: (i) the number of shares of B Preferred Stock held of record by such holder which the Corporation proposes to redeem;
(ii) the Redemption Date; and (iii) the place at which the shares to be redeemed may be surrendered in exchange for the Redemption Price for such shares if other than the Corporation's principal office. Upon the mailing of a Redemption Notice with respect to any Redemption which the Corporation may choose to make, the Corporation shall become obligated to redeem the B Preferred Stock specified in the Redemption Notice on the date specified in the Redemption Date. Except as set forth in the preceding sentence, the holders of the B Preferred Stock shall not be entitled to compel the redemption of the B Preferred Stock.

               2.4       Surrender of Certificates.  Each holder of B Preferred
                         -------------------------
Stock shall be entitled to receive on or at any time after any Redemption Date the full Redemption Price for each share of B Preferred Stock held by such holder which the Corporation shall be obligated to redeem on such Redemption Date upon surrender by such holder at the Corporation's principal office of the certificate representing such shares duly endorsed in blank or accompanied by an appropriate form of assignment duly endorsed in blank. After the payment of the full Redemption Price, as applicable, by the Corporation, all rights of the holder of such B Preferred Stock shall (whether or not the certificate representing such B Preferred Stock shall have been surrendered for cancellation) cease and terminate with respect to such B Preferred Stock.

               2.5       Redeemed B Preferred Stock to be Canceled.  The
                         -----------------------------------------
Corporation shall cancel each share of B Preferred Stock which it shall redeem or for any other reason acquire, and no share of B Preferred Stock which shall have been redeemed or otherwise acquired by the Corporation shall thereafter be reissued, sold or transferred by the Corporation to any person.

          3.   Liquidation.
               -----------

               3.1       Rights of Holders of B Preferred Stock.  In the event
                         --------------------------------------
of any voluntary or involuntary liquidation (whether complete or partial), dissolution or winding up of the operation, the holders of the B Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders an amount in cash equal to One Hundred Dollars ($100.00) per share. No distribution shall be made on the Common Stock by reason of any voluntary or involuntary liquidation (whether complete or partial), dissolution or winding up of the Corporation unless each holder of any B Preferred Stock shall have received all amounts to which such holder shall be entitled under this Section 3.1.

               3.2       Payments After Initial Distribution.  Should any
                         -----------------------------------
amounts be available for distribution after the payment to the holders of the B Preferred Stock required by Section 3.1, none of such additional amounts shall be paid to the holders of the B Preferred Stock.

               3.3       Allocation of Liquidation Payments Among Holders of B
                         -----------------------------------------------------
Preferred Stock.  If upon any dissolution, liquidation (whether complete or
---------------
partial), or winding up of the Corporation, the assets of the Corporation available for distribution to holders of B Preferred Stock (the "Total Amount Available") shall be insufficient to pay the holders of outstanding B Preferred Stock the full amounts to which they shall be entitled under Section 3.1, each holder of B Preferred Stock shall be entitled to receive an amount equal to the product derived by multiplying the Total Amount Available by a fraction the numerator of which shall be the number of such holder's shares of B Preferred Stock and the denominator of which shall be the total number of shares of B Preferred Stock then outstanding.

          4.   Dividends on B Preferred Stock.  The holders of the B Preferred
               ------------------------------
Stock shall not be entitled to receive any dividends.

          5.   General Provisions.
               ------------------

               5.1       Amendment and Waiver.  No change in the terms of the B
                         --------------------
Preferred Stock shall be binding or effective unless such change shall have been approved in writing by the holders of at least two-thirds (2/3) of the shares of the Preferred Stock then outstanding.

               5.2       Replacement of Lost Certificates.  Upon receipt by the
                         --------------------------------
Corporation in a form reasonably satisfactory to it of (i) an indemnification by the holder and (ii) evidence of the ownership of and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of B Preferred Stock, the Corporation at its expense will execute and deliver in lieu of such certificate, a new certificate of like kind, representing the number of shares of B Preferred Stock which shall have been represented by such lost, stolen, destroyed, or mutilated certificate.

               5.3  Replacement Certificate in Case of Redemption.  If any
                    ---------------------------------------------
certificates representing B Preferred Stock surrendered pursuant to a Redemption represent more shares than actually redeemed, then within 30 days of surrender, the Corporation will, at its expense execute and deliver a new certificate or certificates of like kind for those shares of B Preferred Stock represented by the surrendered certificate but not intended to be redeemed, provided, however, that the Corporation may pay cash based on the Redemption Price, as applicable in lieu of any fractional shares of B Preferred Stock represented by such surrendered certificates but not intended to be redeemed.

Microfilm Number
                --------------------

Filed with the Department of State on    July 12, 1996
                                     -------------------------

Entity Number  719663
             -----------------------


Secretary of the Commonwealth

        STATEMENT WITH RESPECT TO SHARES-DOMESTIC BUSINESS CORPORATION
                             DSCB:15-1522 (Rev 89)


   In compliance with the requirements of 15 Pa.C.S.(S) 1522(b) (relating to statement with respect to shares), the undersigned corporation, desiring to state the designation and voting rights, preferences, limitations, and special rights, if any, of a class or series of its shares, hereby states that:

1. The name of the corporation is:  Biosonics, Inc.

2. (Check and complete one of the following):

            The resolution amending the Articles under 15 Pa.C.S. (S) 1522(b)
   -------
(relating to divisions and determinations by the board), set forth in full, is as follows:

      X     The resolution amending the Articles under 15 Pa.C.S. (S) 1522(b)
   -------
is set forth in full in Exhibit A attached hereto and made a part hereof.

3. The aggregate number of shares of such class or series established and designated by (a) such resolution, (b) all prior statements, if any, filed under 15 Pa.C.S. (S) 1522 or corresponding provisions of prior law with respect thereto, and (c) any other provision of the Articles is 1,000,000 shares.
                                                        ---------

4. The resolution was adopted by the Board of Directors or an authorized committee thereof on May 1, 1996.
                     -----------

5.   (Check, and if appropriate complete, one of the following):

        X    The resolution shall be effective upon the filing of this statement
     -------
with respect to shares in the Department of State.

             The resolution shall be effective on                     .
     -------                                      --------------------

     IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement to be signed by a duly authorized officer thereof this 1st day of May, 1996.

                                           BIOSONICS, INC.
                                           --------------------------------


                                           By:/s/ Jack Paller
                                                   (Signature)

                                           Title: Chairman of the Board
                                                  -------------------------

                    Resolution of the Board of Directors of
                     Biosonics, Inc. adopted April 26, 1995

                  RESOLUTION ESTABLISHING AND DESIGNATING THE
                   PREFERRED STOCK - SERIES D AND FIXING AND
                  THE RELATIVE RIGHTS AND PREFERENCES THEREOF
                  -------------------------------------------


     RESOLVED, that pursuant to the authority expressly vested in the Board of Directors by the Corporation's Articles of Incorporation, there is hereby established a series of Five Thousand (5,000) shares of preferred stock of the Corporation, par value One Dollar ($1.00) per share, to be known as "Preferred Stock - Series D." The rights, designations, preferences, qualifications, privileges, limitations and conversion rights thereof are as follows:

I.   DESIGNATION AND AMOUNT.
     ----------------------

     There shall be an initial series of the Corporation's class of Preferred Stock, par value One Dollar ($1.00) per share, which shall consist of Five Thousand (5,000) shares and shall be designated as "Preferred Stock - Series D" (hereinafter the "Preferred Stock").

II.  TERMS APPLICABLE TO PREFERRED.
     -----------------------------

     1.   Voting Rights.  Except as otherwise expressly provided herein or as
          -------------
required by law, holders of Preferred Stock shall have the right to vote on an matters as to which holders of Common Stock have a right to vote, and such voting rights shall be exercised on an as-converted basis (i.e., as though the
                                                           ----
Preferred Stock had been converted and such holders held the Common Stock issuable upon such conversion). Holders of Preferred Stock shall have no right to vote as a class except as required by law.

     2.   Conversion Rights.
          -----------------

          2.1  Description and Conversion.  Each share of the Preferred Stock
               --------------------------
shall be convertible into Two Thousand (2,000) shares of the Common Stock ("Conversion Shares") of the Corporation as hereinafter set forth (an aggregate of Ten Million (10,000,000) shares), only after the Corporation has amended its Articles of Incorporation to increase the number of authorized shares of Common Stock so as to permit such conversion, and subject to the provisions of Section 3 by which the Preferred Stock may be converted into a larger or smaller number of Conversion Shares upon the occurrence of certain events described therein.

          2.2  Conversion Procedure.   Each certificate representing Preferred
               --------------------
Stock may be converted in whole or in part. The certificate representing the Preferred Stock to be converted shall be endorsed to reflect the conversion of all or such portion thereof as the holder determines to convert and surrender to the Corporation at its principal offices. If the Conversion Shares are not to be issued in the name of the holder to whom the Preferred Stock is registered, such holder shall also state the name of the person to whom the certificate for the Conversion Shares is to be issued, and if the Conversion Shares to be issued shall not be all the Conversion Shares into which the Preferred Stock may be converted, the name of the person to whom shall be issued a new certificate evidencing the balance of the Preferred Stock.

          2.3  Conversion Period.  Except as herein expressly provided
               -----------------
otherwise, any holder of Preferred Stock may exercise the conversion rights of all or any portion of the Preferred Stock held by such holder at any time or from time to time after the date of issuance and prior to the redemption of such shares of Preferred Stock.

          2.4  Authorization and Issuance.  The Corporation covenants and agrees
               --------------------------
that:

               (a) The Conversion Shares shall be deemed to have been issued to the person exercising such conversion privilege upon the date of surrender (the "Conversion Date") of the certificates representing the Preferred Stock to be converted in accordance with this Section 2, and the person exercising such conversion privilege shall be deemed for all purposes to have become the record holder of such Conversion Shares at the Conversion Date, unless pursuant to
Section 2.2 a different person is specified.

               (b) All Conversion Shares will, upon issuance, be fully paid and nonassessable.

     3.   Anti-Dilution.
          -------------

          3.1  Subdivision or Combination of Stock.  In case the Corporation
               -----------------------------------
shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the number of Conversion Shares into which the Preferred Stock is converted immediately prior to such subdivision shall be proportionately increased, and, in case the outstanding shares of Common Stock of the Corporation shall be combined into a smaller number of shares, the number of Conversion Shares into which the Preferred Stock is converted immediately prior to such combination shall be proportionately reduced.

          3.2  Reorganization, Reclassification, Consolidated or Merger.  If
               --------------------------------------------------------
there should occur any capital reorganization or reclassification of the capital stock of the Corporation, or consolidation or merger of the Corporation with another corporation, then, as a condition of such reorganization, reclassification, consolidation or merger, lawful and adequate provision shall be made whereby the holders of the Preferred Stock shall thereafter have the right to acquire and receive, upon conversion of the Preferred Stock such shares of stock, securities or assets as would have been issuable or payable (as part of the reorganization, reclassification consolidation or merger) with respect to or in exchange for such number of outstanding shares of the Corporation's Common Stock as would have been received upon the conversion of the Preferred Stock immediately before such reorganization, reclassification, consolidation or merger. In any such case appropriate provisions shall be made with respect to the rights and interests of the holders of the Preferred Stock to the end that the provisions hereof (including without limitation provisions for adjustments of the number of Conversion Shares acquirable and receivable upon the conversion of the Preferred Stock) shall thereafter be applicable as nearly as possible in relation to any shares of stock, securities or assets thereafter deliverable upon the conversion of the Preferred Stock.

     4.   Redemption.
          ----------

          4.1  Redemptions.  At any time on or after  May 1, 1997,  the
               -----------
Corporation, by resolution of its Board of Directors, may redeem ("Redemption") at a price per share equal to One Hundred Twenty Dollars ($120.00) per share (the "Redemption Price") the whole or any part of the

Preferred Stock which holders of Preferred Stock and/or their predecessors in interest theretofore had the right to convert in accordance with Section 2 but which such holders and/or their predecessors in interest have not converted.

          4.2  Redemption Notice.  At least fifteen (15) days prior to the date
               -----------------
of Redemption (the "Redemption Date), the Corporation shall mail, by certified or registered mail, return receipt requested, to each record holder of any Preferred Stock at the address shown on the Corporation's records, a written notice ("Redemption Notice"), stating: (i) the number of shares of Preferred Stock held of record by such holder which the Corporation proposes to redeem;
(ii) the Redemption Date; and (iii) the place at which the shares to be redeemed may be surrendered in exchange for the Redemption Price for such shares, if other than the Corporation's principal office. Upon the mailing of a Redemption Notice with respect to any Redemption which the Corporation may choose to make, the Corporation shall become obligated to redeem the Preferred Stock specified in the Redemption Notice on the date specified as the Redemption Date. Except as set forth in the preceding sentence, the holders of the Preferred Stock shall not be entitled to compel the redemption of the Preferred Stock.

          4.3  Right to Convert Upon Notice of Redemption.  Upon receiving a
               ------------------------------------------
Redemption Notice with respect to any shares of Preferred Stock, the holder of such shares shall be entitled to exercise the conversion rights to such shares provided for in Section 2 prior to the Redemption Date.

          4.4  Surrender of Certificates.  Each holder of Preferred Stock shall
               -------------------------
be entitled to receive on or at any time after any Redemption Date the full Redemption Price for each share of Preferred Stock held by such holder which the Corporation shall be obligated to redeem on such Redemption Date upon surrender by such holder at the Corporation's principal office of the certificate representing such share, duly endorsed in blank or accompanied by an appropriate for of assignment duly endorsed in blank. After the payment of the full Redemption Price, as applicable, by the Corporation, an rights of the holder of such Preferred Stock shall (whether or not the certificate representing such Preferred Stock shall have been surrendered for cancellation) cease and terminate with respect to such Preferred Stock.

          4.5  Redeemed Preferred Stock to be Canceled.  The Corporation shall
               ---------------------------------------
cancel each share of Preferred Stock which it shall redeem or for any other reason acquire, and no share of Preferred Stock which shall have been redeemed or otherwise acquired by the Corporation shall thereafter be reissued, sold or transferred by the Corporation to any person.

     5.   Liquidation.
          -----------

          5.1  Rights of Holders of Preferred Stock.  In the event of any
               ------------------------------------
voluntary or involuntary liquidation (whether complete or partial), dissolution are winding up of the operation, the holders of the Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders an amount in cash equal to One Hundred Dollar ($100.00) per share. No distribution shall be made on the Common Stock by reason of any voluntary or involuntary liquidation (whether complete or partial), dissolution or winding up of the Corporation unless each holder of any Preferred Stock shall have received all amounts to which such holder shall be entitled under this Section 5.1.

          5.2  Payments After Initial Distribution.  Should any amounts be
               -----------------------------------
available for distribution after the payment to the holders of the Preferred Stock required by Section 51., none of such additional amounts shall be paid to the holders of the Preferred Stock.

          5.3  Allocation of Liquidation Payments Among Holders of Preferred
               -------------------------------------------------------------
Stock. If upon any dissolution, liquidation (whether complete or partial) or
-----
winding up at the Corporation, the assets of the Corporation available for distribution to holders of Preferred Stock (the "Total Amount Available") shall be insufficient to pay the holders of outstanding Preferred Stock the full amounts to which they shall be entitled under Section 5.1, each holder of Preferred Stock shall be entitled to receive an amount equal to the product derived by multiplying the Total Amount Available by a fraction the numerator of which shall be the number of such holder's shares of Preferred Stock and the denominator of which shall be the total number of shares of Preferred Stock then outstanding.

     6.   Dividends on Preferred Stock.   The holders of the Preferred Stock
          ----------------------------
shall not be entitled to receive any dividends.

     7.   General Provisions.
          ------------------

          7.1  Amendment and Waiver.  No change in the terms of the Preferred
               --------------------
Stock shall be binding or effective unless such changes hall have been approved in writing by the holders of at least two thirds (2/3) of the shares of Preferred Stock then outstanding.

          7.2  Replacement of Lost Certificates.  Upon receipt by the
               --------------------------------
Corporation in a form reasonably satisfactory to it of (i) an indemnification by the holder and (ii) evidence of the ownership of and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of Preferred Stock, the Corporation at its expense will execute and deliver in lieu of such certificate, a new certificate of like kind, representing the number of shares of Preferred Stock which shall have been represented by such lost, stolen, destroyed, or mutilated certificate.

          7.3  Replacement Certificates in Case of Redemption or Conversion.  If
               ------------------------------------------------------------
any certificates representing Preferred Stock surrendered pursuant to a Redemption or for the purpose of exercising conversion rights represent more shares than actually redeemed or converted, then within thirty (30) days of surrender, the Corporation will, at its expense execute and deliver a new certificate or certificates of like kind for those shares of Preferred Stock represented by the surrendered certificate but not intended to be converted or redeemed, provide, however, that the Corporation may pay cash based on the Redemption or Conversion Price, as applicable in lieu of any fractional shares of Preferred Stock represented by such surrendered certificates but not intended to be converted or redeemed.

                                  EXHIBIT "A"


     RESOLVED, that the series of Preferred Stock of the Company known as the "Preferred Stock Series D," established by resolution of the Board of Directors adopted April 26, 1995, is hereby increased from Five Hundred Thousand (500,000) to One Million (1,000,000) Shares.

Filed with the Department of State on July 24, 1996. Secretary of the
Commonwealth

Entity Number 719663

ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION


     In compliance with the requirements of 15 Pa.C.S. (S) 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

15.  The name of the corporation is:  Bisonics, Inc.

16. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

     a.   260 New York Drive, Suite A, Fort Washington, PA 19034-2504 Montgomery
          Number and Street                 City       State  Zip        County

     b.   c/o
             ---------------------------------------------------------------
               Name of Commercial Registered Office Provider             County

     For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

17.  The statute by or under which it was incorporated is:  Business Corporation
                                                            --------------------
     Law approved May 5, 1933, as amended.
     -------------------------------------

18.  The date of its incorporation is: November 13, 1980
                                       -------------------------------------

19.  (Check, and if appropriate, complete one of the following):

       X  The amendment shall be effective upon filing these Articles of
     -----
Amendment in the Department of State.

          The amendment shall be effective on:                at
     -----                                     --------------    ---------------
                                                     Date              Hour

20.  (Check one of the following):

          The amendment was adopted by the shareholders (or members) pursuant
     -----
to 15 Pa.C.S. (S) 1914(a) and (b).

            The amendment was adopted by the board of directors pursuant to
     -----
15 Pa.C.S. (S) 1914(c).

21.  (Check, and if appropriate complete, one of the following):

       X       The amendment adopted by the corporation, set forth in full, is
     ------
as follows:

     Paragraph 5(a) of the Articles of Incorporation is hereby amended and restated in its entirety as follows:

     5(a).     The aggregate number of shares which the corporation shall have authority to issue is: 750,000,000 shares of Common Stock (without cumulative voting rights), par value $.0001 per share, and 10,000,000 shares of Preferred Stock par value $1.00 per share.

               The amendment adopted by the corporation as set forth in full in
     -----
Exhibit A attached hereto and made a part hereof.

22.  (Check if the amendment restates the Articles):

               The restated Articles of Incorporation supersede the original
     -----
Articles and all amendments thereto.

     IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 23rd day of July, 1996.


                                                       Bisonics, Inc.
                                           -------------------------------------
                                                   (Name of Corporation)


                                           BY: /s/ Jack Paller, CEO